FINANCIAL INVESTORS TRUST

PATHWAY ADVISORS GROWTH AND INCOME FUND

Supplement dated April 1, 2015

to the Prospectus and Statement of Additional Information

each dated August 31, 2014, as supplemented,

for the Pathway Advisors Growth and Income Fund (the “Fund”),

a series of Financial Investors Trust

This Supplement updates certain information contained in the Fund’s Prospectus and Statement of Additional Information (the “SAI”) dated August 31, 2014, as supplemented. You should retain this Supplement and the Prospectus for future reference. The Fund was liquidated on March 31, 2015 and the Fund’s shares are no longer available for purchase or exchange. Accordingly, all references to the Fund are hereby deleted from the Prospectuses and SAI.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE